                          THE TRAVELERS SERIES TRUST

                     U.S. GOVERNMENT SECURITIES PORTFOLIO

        SUPPLEMENT DATED MARCH 14, 2006 TO PROSPECTUS DATED MAY 2, 2005

   The following replaces in its entirety the information appearing under the heading "Management--The Portfolio Manager" in the Prospectus.

   The fund's investments are selected by a subadviser which is supervised by TAMIC. The table below sets forth the names and business experience of the fund's portfolio managers.

 Fund                      Portfolio Manager         Business Experience
 ----                      -----------------         -------------------
 U.S. Government           S. Kenneth Leech          Chief Investment Officer
   Securities Portfolio... (Since February 1, 2006)
                           SBAM
                           399 Park Avenue
                           New York, New York 10043

                           Stephen A. Walsh          Deputy Chief Investment
                           (Since February 1, 2006)  Officer
                           SBAM
                           399 Park Avenue
                           New York, New York 10043

                           Mark Lindbloom            Portfolio Manager
                           (Since February 1, 2006)
                           SBAM
                           399 Park Avenue
                           New York, New York 10043

                           Frederick Marki           Portfolio Manager
                           (Since February 1, 2006)
                           SBAM
                           399 Park Avenue
                           New York, New York 10043

                           Ron Mass                  Portfolio Manager
                           (Since February 1, 2006)
                           SBAM
                           399 Park Avenue
                           New York, New York 10043

   Effective February 1, 2006, the fund is managed by a team of portfolio managers, sector specialists and other investment professionals who work for both SBAM and Western Asset Management Company ("Western Asset"). SBAM and Western Asset are each wholly-owned subsidiaries of Legg Mason, Inc., a financial services holding company. The following individuals are responsible for managing the fund's investment portfolio.

   Mr. S. Kenneth Leech and Mr. Stephen A. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the fund's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. Mr. Mark Lindbloom, Mr. Frederick Marki and Mr. Ron Mass are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

   Mr. Leech and Mr. Walsh have been employed as portfolio managers for Western Asset for the past five years. Mr. Leech has been Chief Investment Officer of Western Asset since 1990. Mr. Walsh has been Deputy Chief Investment Officer of Western Asset since 1991.

   Mr. Lindbloom joined Western Asset in 2006. Prior to this, Mr. Lindbloom was a managing director of SBAM and a senior portfolio manager responsible for managing its Mortgage/Corporate Group and was associated with Citigroup, Inc. or its predecessor companies since 1986.

   Prior to joining Western Asset in 2006, Mr. Marki was a director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing Treasury/Agency portfolios, and was associated with Citigroup Inc. or its predecessor companies since 1991.

   Mr. Mass has been employed as a portfolio manager for Western Asset for the past five years.

   Under an exemptive order from the Securities and Exchange Commission, the Manager, subject to certain conditions, and without the approval of shareholders may: (a) employ a new unaffiliated investment subadviser for the fund pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing subadviser; or as an additional subadviser; or as a new subadviser where no subadviser had previously been retained; (b) change the terms of any investment subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been assigned because of a change in control of the subadviser. When a new or replacement subadviser is retained, shareholders will receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement. TAMIC is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees relating to hiring and replacing subadvisers.

Date March 14, 2006